                                                                EXHIBIT 10(e)(3)

                                   GUARANTY

                                          BRYAN                ,       TX
                                         ---------------------------------------
                                                   (City)             (State)

                                                    MAY 27, 1993
                                               ---------------------------------

  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce THE FIRST NATIONAL BANK OF BRYAN, 2807 TEXAS AVE., P.O. BOX 833, BRYAN, TX 77805 (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of BODYBILT SEATING, INC. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

    A. If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:________________________________ and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

    B. If this [xx] is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): PROMISSORY NOTE NUMBER 033-118-61 DATED MAY 27, 1993.

  The term "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

  The Undersigned further acknowledges and agrees with Lender that:

  1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

  2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

  3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

  4. The liability of the Undersigned hereunder shall be limited to a principal amount of $32,875.27 (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

  5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

  This guaranty is [xx[ unsecured; [ ] secured by a mortgage or security agreement dated ___________; [ ] secured by ____________________________.

  IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

                                      X
                                      -----------------------------------------
                                        MARK A. MCMILLAN
                                      -----------------------------------------
                                      -----------------------------------------
                                      -----------------------------------------
                                      "Undersigned" shall refer to all persons who sign this guaranty, severally and jointly.

BANKERS SYSTEMS, INC., ST. CLOUD, MN 56301 (1-800-397-2341) FORM M-240 5/20/91
(For Corporate Guarantor use M-250)                                (page 1 of 2)

                            ADDITIONAL PROVISIONS


   6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security;
(viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under Section 1111(b)(2) of the United States Bankruptcy Code.

   7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower's obligations had not been discharged.

   8. The Undersigned further agrees that the undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations had not been discharged.

   9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

  10. The Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

  11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

  12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

  13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of Lender's acceptance hereof.


BANKERS SYSTEMS, INC., ST. CLOUD, MN 56301 (1-800-397-2341) FORM M-240 5/20/91
(For Corporate Guarantor use M-250)                                (page 2 of 2)

              EXHIBIT 10(e)(3) - SCHEDULE OF SIMILAR GUARANTIES


      Lender:   . . . . . . . . . .     The First National Bank of Bryan
                                        2807 Texas Avenue
                                        PO Box 833
                                        Bryan, Texas 77805
      Borrower:   . . . . . . . . .     BodyBilt Seating, Inc.
                                        4455 Carter Creek Parkway
                                        Bryan, Texas 77802
 I.   Date:   . . . . . . . . . . .     August 27, 1993
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-62)
      Amount:   . . . . . . . . . .     $20,797.48
      Interest Rate:  . . . . . . .     7.25% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase vehicle
      Repayments:   . . . . . . . .     Monthly installments of $415.31 from
                                           September 27, 1993 to August 27, 1998
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     $20,797.48

II.   Date:   . . . . . . . . . . .     December 9, 1993
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-63)
      Amount:   . . . . . . . . . .     $43,278.04
      Interest Rate:  . . . . . . .     6.75% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase two vehicles
      Repayments:   . . . . . . . .     Monthly installments of $1,033.25 from
                                           January 1, 1994 to December 9, 1997
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     $43,278.04

III.  Date:   . . . . . . . . . . .     March 25, 1994
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-64)
      Amount:   . . . . . . . . . .     $35,066.99
      Interest Rate:  . . . . . . .     7.5% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase two vehicles
      Repayments:   . . . . . . . .     Monthly installments of $1,092.79 from
                                           April 25, 1994 to March 25, 1997
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     None

IV.   Date:   . . . . . . . . . . .     January 17, 1996
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-65)
      Amount:   . . . . . . . . . .     $16,900.00
      Interest Rate:  . . . . . . .     8.625% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase vehicle for
                                           salesman's use
      Repayments:   . . . . . . . .     Monthly installments of $348.75 from
                                           February 17, 1996 to January 17, 2001
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     None

 V.   Date:   . . . . . . . . . . .     April 12, 1996
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-66)
      Amount:   . . . . . . . . . .     $19,250.00
      Interest Rate:  . . . . . . .     8.75% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase vehicle for
                                           salesman's use
      Repayments:   . . . . . . . .     Monthly installments of $477.92 from
                                        May 12, 1996 to April 12, 2000
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     None

VI.   Date:   . . . . . . . . . . .     May 23, 1996
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-67)
      Amount:   . . . . . . . . . .     $13,775.00
      Interest Rate:  . . . . . . .     8.75% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase leased vehicle
      Repayments:   . . . . . . . .     Monthly installments of $437.31 from
                                           June 23, 1996 to May 23, 1999
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     None

VII.  Date:   . . . . . . . . . . .     June 15, 1995
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-69)
      Amount:   . . . . . . . . . .     $29,550.00
      Interest Rate:  . . . . . . .     8.75% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase vehicle
      Repayments:   . . . . . . . .     Monthly installments of $733.75 from
                                           July 15, 1995 to June 15, 1999
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     None

VIII. Date:   . . . . . . . . . . .     August 21, 1995
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-71)
      Amount:   . . . . . . . . . .     $21,295.78
      Interest Rate:  . . . . . . .     9.125% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase vehicle
      Repayments:   . . . . . . . .     Monthly installments of $532.63 from
                                           September 21, 1995 to August 21, 1999
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     None

IX.   Date:   . . . . . . . . . . .     August 24, 1995
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-72)
      Amount:   . . . . . . . . . .     $19,313.10
      Interest Rate:  . . . . . . .     9.5% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase Plymouth Voyager
      Repayments:   . . . . . . . .     Monthly installments of $620.00 from
                                           September 24, 1995 to August 24, 1998
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     None

 X.   Date:   . . . . . . . . . . .     October 26, 1995
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-73)
      Amount:   . . . . . . . . . .     $79,500.00
      Interest Rate:  . . . . . . .     10.0% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; Renewal - Purchase Equipment
      Repayments:   . . . . . . . .     Monthly interest installments from
                                           November 26, 1995 to October 26, 2000
                                        Monthly principal installments of
                                           $1,325.00 from November 26, 1995 to
                                           October 26, 2000
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     Unlimited

XI.   Date:   . . . . . . . . . . .     November 8, 1995
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-74)
      Amount:   . . . . . . . . . .     $17,950.00
      Interest Rate:  . . . . . . .     9.5% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase car for salesman's
                                           use
      Repayments:   . . . . . . . .     Monthly installments of $505.20 from
                                           December 8, 1995 to May 8, 1999
      Guarantor:  . . . . . . . . .     Mark McMillan
      Security:   . . . . . . . . .     None
      Liability Limit:  . . . . . .     None